UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15295 Alton Parkway, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 788-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 20, 2004, ISTA Pharmaceuticals, Inc. issued a press release to report its financial results for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto. ISTA has presented certain of its results of operations for the third quarter 2004 and the nine months ended September 30, 2004 both including and excluding a $10.0 million dollar payment to Allergan, Inc. recorded in the third quarter of 2004. ISTA believes that the Allergan payment is a non-recurring expense. Excluding this non-recurring expense from its results is not in accordance with Generally Accepted Accounting Principles (GAAP). Management uses this non-GAAP financial measure to help measure ISTA’s current and future financial performance and to identify trends in its financial condition and results of operations. ISTA believes these measurements provide supplemental and useful information to assist management and investors in analyzing ISTA’s financial position and results of operations, but do not replace the presentation of ISTA’s GAAP financial results and should be read in conjunction with those GAAP results. ISTA has chosen to provide this information to investors to enable them to perform meaningful comparisons of past, present and future operating results and as a means to identify the results of ongoing operations.

Neither the filing of the press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to ISTA’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at ISTA’s Internet address is not part of this Current Report on Form 8-K or any other report filed by ISTA with the U.S. Securities and Exchange Commission.

Any statements contained in the press release that refer to future events or other non-historical matters are forward-looking statements. For example, statements regarding the future prospects or performance of ISTA or its products, financial or otherwise, including but not limited to statements regarding anticipated trends in the gross margin of ISTA’s products, are forward-looking statements. ISTA disclaims any intent or obligation to update any forward-looking statements. Such statements are based on ISTA’s expectations as of the date of this press release and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others: uncertainties and risks related to ISTA’s history of operating losses; the inherent uncertainty associated with financial projections (including but not limited to the lack of any significant product sales history for ISTA to base such projections on); timely and successful implementation of ISTA’s strategic initiatives; delays and uncertainties related to ISTA’s research and development programs (including the difficulty of predicting the timing or outcome of product development efforts and the U.S. Food and Drug Administration, or FDA, or other regulatory agency approval or actions); uncertainties and risks regarding market acceptance of ISTA’s approved products and the impact of competitive products and pricing; uncertainties and risks related to ISTA’s ability to continue to sufficiently develop its sales, marketing and distribution capabilities and properly manage its growth; uncertainties and risks regarding ISTA’s ability to consummate strategic partner transactions on favorable terms, or at all, and the continued timely performance by ISTA’s strategic partners of their respective obligations under existing collaborations; uncertainties and risks related to the continued availability of third party sourced products and raw materials on commercially reasonable terms; uncertainties and risks related to successful compliance with FDA and or other governmental regulations applicable to ISTA’s facilities, products and/or business; uncertainties and risks related to the scope, validity, and enforceability of patents related to ISTA’s products and technologies and the impact of patents and other intellectual property rights held by third parties; and such other risks and uncertainties as detailed from time to time in ISTA’s public filings with the U.S. Securities and Exchange Commission, including but not limited to ISTA’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated October 20, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

October 22, 2004	By:	/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated October 20, 2004.